Exhibit 10.11(a)

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (the "First Amendment") is entered into as of December 10, 2010 (the “Effective Date”) between Goldschmidt GmbH, a German company with its principle place of business at Goldschmidtstrasse 100, 45127 Essen, Germany ("Licensee") and Helix BioMedix, Inc., a Delaware, United States corporation with its principle place of business at 22118 20th Avenue SE, Suite 204, Bothell, WA 98021, U.S.A. ("Licensor").

RECITALS

1.           Licensee and Licensor are parties to the License Agreement dated effective as of August 16, 2007 (the “Agreement”). Capitalized terms that are used in this First Amendment and not otherwise defined have the meanings given to them in the Agreement.

2.           Licensee and Licensor wish to provide for a one-month extension of time to agree upon minimum royalties for the calendar years 2011 through 2013 pursuant to Section 8.4 of the Agreement.

AMENDMENT

I. Negotiation of Minimum Royalties.

A. For the purposes of the second and third paragraphs of Section 8.4 of the Agreement, the term "Initial Period" shall end on January 31, 2011 rather than December 31, 2010. In addition, the parties hereby waive the requirement, set forth in the second paragraph of Section 8.4 of the Agreement, to enter into negotiations regarding minimum royalties for the calendar years 2011 through 2013 at least four months before the end of the Initial Period.

B. The remainder of the Agreement is not amended hereby and shall remain in full force and effect. The parties hereby ratify and confirm the terms and conditions of the Agreement, as supplemented and amended by this First Amendment.

[Signature page follows]

This First Amendment may be executed in one or more counterparts (including by means of fax or PDF or similar image file), each of which shall be deemed an original but all of which together will constitute one and the same instrument. This First Amendment is entered into as of the date first set forth above.

LICENSEE:	LICENSOR:

EVONIK GOLDSCHMIDT GMBH	HELIX BIOMEDIX, INC.

By:	By:

Name:	Name:

Title:	Title:

EVONIK GOLDSCHMIDT GMBH

By:

Name:

Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO LICENSE AGREEMENT]